© Fifth Third Bank | All Rights Reserved 3Q10 Earnings Conference Call October 21, 2010 Please refer to earnings release dated October 21, 2010 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of
1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial
Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth
Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from
Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
3Q10 in review
3Q10 credit actions driving further
improvement in credit trends
• Sale or transfer to held-for-sale of $1.2B in loans: $228mm of consumer loans and $961mm of commercial loans
• Net charge-offs $956mm: $510mm on credit actions, $446mm otherwise
• Compared with 2Q10, nonperforming assets (NPAs) declined 30% (flat before the effect of 3Q credit actions) and nonperforming loans (NPLs) declined 38%
(down 2% before the effect of 3Q credit actions)
– Total delinquencies down 10% sequentially (lowest level since 1Q07)
• Provision expense of $457mm
– ~$337mm reserve reductions related to credit actions, ~$162mm reserve reductions related to remainder of portfolio
• Loan loss allowance of 4.20%; coverage 153% of NPAs and 202% of NPLs
Actions driving progress
• Focusing on credit quality, portfolio management and loss mitigation strategies
• Executing on customer satisfaction initiatives and improving customer loyalty
• Enhancing breadth and profitability of offerings and relationships
• Becoming an employer of choice in the industry by continuing to enhance employee engagement
Continued strong operating results
• Net income available to common shareholders of $175mm, or $0.22 per diluted share
– Includes $127mm pre-tax net impact of BOLI settlement and 3Q10 credit actions described below
• Pre-provision net revenue (PPNR)* of $760mm: $633mm excluding BOLI, driven by strong NII growth and higher fees reflecting mortgage results
• Return on average assets of 0.84%; return on average common equity of 6.8%
• Strong capital ratios: Tier 1 common 7.3%, Tier 1 ratio 13.9%, Total capital ratio
18.3%
* Pre-provision net revenue: net interest income plus noninterest income minus noninterest expense

© Fifth Third Bank | All Rights Reserved
Actual
Seq. YOY
($ in millions) 3Q09 2Q10 3Q10 $ % $ %
Average Balances
Commercial loans $47,528 $44,331 $43,861 ($470) (1%) ($3,667) (8%)
Consumer loans
32,532 32,642 32,756 114 - 224 1%
Total loans & leases (excluding held-for-sale) $80,060 $76,973 $76,617 ($356) - ($3,443) (4%)
Core deposits
$69,871 $76,844 $75,202 ($1,643) (2%) $5,331 8%
Income Statement Data
Net interest income (taxable equivalent) $874 $887 $916 $29 3% $42 5%
Provision for loan and lease losses 952 325 457 132 40% (495) (52%)
Noninterest income 851 620 827 207 33% (24) (3%)
Noninterest expense 876 935 979 44 5% 103 12%
Net Income (loss) ($97) $192 $238 $46 24% $335 NM
Dividends on preferred stock 62 62 63 1 - 1 -
Diluted earnings after preferred dividends ($159) $130 $175 $46 35% $334 NM
Pre-provision net revenue $844 $567 $760 $193 34% ($84) (10%)
Earnings per share, diluted ($0.20) $0.16 $0.22 $0.06 38% $0.42 NM
Net interest margin 3.43% 3.57% 3.70% 13bps 4% 27bps 8%
Return on average assets (0.34%) 0.68% 0.84% 16bps 24% 50bps NM
Financial summary
• 3Q10 earnings per share of $0.22, up 38% sequentially, demonstrating strong operating results and continued improvement
– PPNR of $760mm increased 34% from 2Q10 due to strong mortgage banking net revenue and BOLI settlement
• Strong net interest income and net interest margin performance
– Average portfolio loans flat sequentially, with improved trends in C&I and consumer portfolios indicating favorable production and loan balance trends
– Average core deposits up 8% year-over-year; down 2% sequentially, reflecting lower CD and public funds balances
• 3Q10 credit actions (sale or transfer to held-for-sale of $1.2B in loans) reduced pre-tax income by ~$175mm through higher provision expense

© Fifth Third Bank | All Rights Reserved
Net interest income
1.0%
2.0%
3.0%
4.0%
5.0%
3Q09 4Q09 1Q10 2Q10 3Q10
0
100
200
300
400
Spread (right axis) Asset yield Liability rate
NII and NIM (FTE)
• Sequential trends in net interest income and net
interest margin (FTE) reflect CD runoff and
repricing, lower securities premium amortization,
and a mix shift towards higher-yielding loans
– NII up $29 million, or 3%, sequentially and
up $42 million, or 5%, year-over-year
– NIM up 13 bps sequentially and 27 bps
year-over-year
(bps)
* Represents purchase accounting adjustments included in net interest income.
Yields and rates
($mm)
• Yield on interest-earning assets up 6 bps
sequentially and down 4 bps year-over-year
– Average loan and lease yield down 1 bp
sequentially and up 12 bps versus prior year
• Cost of interest-bearing liabilities down 10 bps
sequentially and down 38 bps versus prior year
3.43%
3.55%
3.63%
3.57%
3.70%
2.0%
2.5%
3.0%
3.5%
4.0%
3Q09 4Q09 1Q10 2Q10 3Q10
$450
$550
$650
$750
$850
$950
Net Interest Income (right axis) PAA* NIM
$901
$883
$874
$887
$916

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Balance sheet
48
45 45
44 44
33
32
33
33 33
3Q09 4Q09 1Q10 2Q10 3Q10
Commercial Loans Consumer Loans
77
17 18
19 19 19
36
38
43 43
42
17
16
15 15
14
3Q09 4Q09 1Q10 2Q10 3Q10
Demand IBT/Savings/MMDA Consumer CD/Core foreign
• Extended $22 billion of new and renewed credit in 3Q10
• C&I loans up 1% sequentially largely due to higher originations of ~$1.1 billion per month during the quarter
• CRE loans down 4% sequentially and 14% from the previous year
• Consumer loans flat sequentially and up 1% from the previous year
• Warehoused residential mortgage loans held-for-sale were $2.1 billion at quarter end
Flat QoQ;  (4%) YoY
(2%) QoQ; +8% YoY
• Core deposit to loan ratio of 98%, up from 87% in 3Q09
• DDAs flat sequentially and up 14% year-over-year
• Retail average transaction deposits up 1% sequentially and 13% from the previous year, driven by growth in savings, demand deposit, and money market account balances
• Commercial average transaction deposits down 4% sequentially, driven by
$1.2B decline in public funds balances
Average loan growth ($B)^
Average core deposit growth ($B)
80
78 78
70
72
76
Average wholesale funding ($B)
26
20
22
• Reduced wholesale funding by $6.7 billion from the third quarter of 2009
– Non-core deposits down 4% sequentially and 40% from the previous year
– Short term borrowings up 25% sequentially, although still very low levels, and down 62% from the previous year
– Long-term debt up 1% sequentially and 8% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
77
77
19
19
75
10
8
7
6 6
6
4
2
2 2
10
10
11
11 11
3Q09 4Q09 1Q10 2Q10 3Q10
Non-core deposits ST borrowings LT debt

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Actual
Seq. YOY
3Q09 2Q10 3Q10 $ % $ %
($ in millions)
Service charges on deposits $164 $149 $143 ($6) (4%) ($21) (13%)
Corporate banking revenue
77 93 86 (7) (8%) 8 11%
Mortgage banking revenue 140 114 232 118 104% 92 66%
Investment advisory services 82 87 90 3 4% 8 10%
Card and processing revenue 74 84 77 (7) (9%) 3 5%
Gain on sale of processing unit (6) - - NM NM NM 100%
Other noninterest income 312 85 195 110 128% (117) (38%)
Securities gain (losses), net 8 8 4 (4) (50%) (4) (50%)
Securities gains, net -
- - - - - non-qualifying hedges on MSRs - -
Noninterest income $851 $620 $827 $        207 33% ($24) (3%)
Actual
($ in millions) 3Q09 2Q10 3Q10
Gain / (loss) on sale of loans 8 6 (1)
Commercial loans HFS FV adjustment (30) (7) (9)
Gain / (loss) on sale of OREO properties (22) ($13) ($29)
Total credit-related revenue ($45) ($14) ($40)
Noninterest income
• Noninterest income of $827 million up $207 million, or 33%, compared with 2Q10 including $152 million BOLI settlement; excluding BOLI, noninterest income of $633 million, up 12%, driven by mortgage banking revenue
– Strength in mortgage banking net revenue largely driven by originations of $5.6 billion
• Year-over-year decline driven by $244 million gain from the sale of our Visa, Inc. Class B common shares in 3Q09
• OREO write-downs, negative fair value adjustments, and gains/losses on loan sales recorded in other noninterest income continue to negatively impact noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding

© Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• Noninterest expense of $979 million increased $44 million, or 5%, compared with 2Q10, driven by $25 million in expense related to BOLI settlement and higher credit-related costs
– Year-over-year increase impacted by BOLI settlement as well as growth in salaries, wages, and incentives due to higher levels of production and investment in sales force expansion
• Higher credit related expenses driven by repurchase reserve build/losses:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
3Q09 2Q10 3Q10 $ % $ %
($ in millions)
Salaries, wages and incentives $335 $356 $360 $4 1% $25 8%
Employee benefits 83 73 82 9 13% (1) (1%)
Net occupancy expense 75 73 72 (1) (1%) (3) (3%)
Technology and communications 43 45 48 3 6% 5 10%
Equipment expense 30 31 30 (1) (2%) - -
Card and processing expense 25 31 26 (6) (19%) 1 1%
Other noninterest expense 285 326 361 35 11% 76 27%
Noninterest expense $876 $935 $979 $44 5% $103 12%
Actual
($ in millions) 3Q09 2Q10 3Q10
Mortgage repurchase expense $11 $18 $45
Provision for unfunded commitments 45 (6) (23)
Derivative valuation adjustments 21 9 8
OREO expense 6 7 9
Other work-out related expenses 29 26 27
Total credit-related operating expenses $111 $55 $67

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Pre-tax pre-provision earnings
Core PPNR trend
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
• Reported PPNR of $760 million up 34% from strong 2Q10 levels driven by strong net interest income growth, higher fees reflecting mortgage results and litigation settlement
• Adjusted PPNR of $634 million, due to adjustments totaling ($126) million, resulting in adjusted sequential and year-over-year increases of 15% and 18%, respectively
• Excluding the impact of credit-related adjustments ($107mm in 3Q10), PPNR up 19% versus
2Q10; up 7% versus 3Q09
Adjusted PPNR up 18%; Credit adjusted PPNR up 7%
Core PPNR reconciliation
3Q09 4Q09 1Q10 2Q10 3Q10
Reported PPNR $844 $562 $568 $567 $760
Adjustments:
BOLI litigation settlement - - - - (127)
Gain on sale of Visa shares (244) - 9 - -
Gain from sale of processing interest 6 - - - -
Divested merchant and EFT revenue 2 - - - -
Securities gains/losses (8) (2) (14) (8) (4)
Visa litigation reserve expense (73) - - - -
Other litigation reserve expense - 22 4 3 -
FTPS warrants and puts - (20) 2 (10) 5
Seasonal pension expense 10 - - - -
Divested merchant and EFT expense (estimated) 2 - - - -
Adjusted PPNR $539 $562 $569 $552 $634
Credit Related Items:
OREO write-downs, FV adjs, & G/L on loan sales 45 30 1 14 40
Problem asset work-out expenses 111 73 91 55 67
Credit adjusted PPNR $695 $665 $661 $621 $741
111
73
91
55
539
562
569
552
634
45
30
1
14
40
67
$0
$100
$200
$300
$400
$500
$600
$700
$800
3Q09 4Q09 1Q10 2Q10 3Q10
Noninterest Expense Credit Items Fee Income Credit Items Adjusted

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Strong capital position
^ Tangible common equity ratio excludes unrealized securities gains/losses after-tax.
Capital ratios remained strong during the quarter and increased from previous quarters.
6.7%
6.5%
6.4%
6.6%
6.7%
0%
1%
2%
3%
4%
5%
6%
7%
8%
3Q09 4Q09 1Q10 2Q10 3Q10
Tangible common equity ratio^
7.0% 7.0% 7.0%
7.2%
7.3%
0%
1%
2%
3%
4%
5%
6%
7%
8%
3Q09 4Q09 1Q10 2Q10 3Q10
Tier I common equity
9.8% 9.9% 10.0%
10.3%
10.5%
13.9%
13.2% 13.3%
13.4%
13.7%
0%
2%
4%
6%
8%
10%
12%
14%
3Q09 4Q09 1Q10 2Q10 3Q10
Tier 1 Capital Ratio ex-TARP Tier 1 Capital Ratio
Tier I capital ratio
Total risk-based capital ratio
14.0% 14.1%
14.1%
14.6%
14.9%
18.3%
17.4%
17.5%
17.5%
18.0%
0%
5%
10%
15%
20%
3Q09 4Q09 1Q10 2Q10 3Q10
Total RBC ratio ex-TARP Total RBC ratio

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Impact of portfolio actions
• Residential mortgage loan sale
– $228 million of balances sold
– $205 million of balances were
nonaccrual
– $123 million of NCO realized
• Commercial HFS transfer
– $961 million of balances
transferred
– $694 million of balances were
nonaccrual
– $387 million of NCO realized
• Reserve reduction
– Approximately $337 million related
to sale or transfer of loans to held-
for-sale
Residential mortgages sold Balances NCO
Florida $141 $72
Ohio 25 15
Illinois 15 9
Michigan 15 8
Indiana 10 6
Other 23 13
Total $228 $123
Commercial HFS transfers - O/S Florida Michigan Other Total
Commercial mortgage $174 $45 $267 $486
Commercial construction 32 12 123 167
C&I 51 38 219 308
Total $257 $95 $609 $961
Commercial HFS transfers - nonaccruals Florida Michigan Other Total
Commercial mortgage $106 $38 $183 $327
Commercial construction 32 11 86 129
C&I 49 35 154 238
Total $187 $84 $423 $694
Commercial HFS transfers - NCO Florida Michigan Other Total
Commercial mortgage $75 $20 $107 $202
Commercial construction 20 6 51 77
C&I 26 10 72 108
Total $121 $36 $230 $387
Net charge-off
composition
Credit
Actions
Remaining
Portfolio Total
Consumer $123 $206 $329
Commercial 387 240 627
Total $510 $446 $956

FIFTH THIRD BANK

	Δ	Δ

Auto
2%
Card
4%
Other
consumer
0%
C&I
25%
Home
equity
7%
Residential
mortgage
21%
Coml lease
0%
Coml
const.
13%
Coml
mortgage
28%

FL
11%
MI
8%
OH
18%
IN
5%
IL
12%
KY
3%
TN
3%
NC
2%
Other /
National
38%

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Actual
Seq. YOY
($ in millions) 3Q09 2Q10 3Q10 $ % $ %
C&I $256 $104 $237 $133 128% ($19) (7%)
Commercial mortgage 118 78 268 190 244% 150 127%
Commercial construction 126 43 121 78 181% (5) (4%)
Commercial lease - - 1 NM NM NM NM
Commercial $500 $225 $627 $402 179% $127 25%
Residential mortgage loans 92 85 204 119 140% 112 122%
Home equity 80 61 66 5 8% (14) (18%)
Automobile 34 20 17 (3) (15%) (17) (50%)
Credit card 45 42 36 (6) (14%) (9) (20%)
Other consumer 5 1 6 5 NM 1 20%
Consumer $256 $209 $329 $120 57% $73 29%
Total net charge-offs $756 $434 $956 $522 120% $200 26%
Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
Net charge-offs ($mm)
Overall credit results reflect effects of 3Q credit actions;
trends otherwise relatively stable
$mm %
Commercial $627 66%
Consumer 329 34%
Total  $956 100%
NCOs
due to
3Q10
credit
actions
500
468
342
225
240
256
240
240
209
206
$0
$200
$400
$600
$800
$1,000
3Q09 4Q09 1Q10 2Q10 3Q10
Commercial Consumer
$756
$708
$582
$434
$956

FIFTH THIRD BANK

Down 35%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
660
704
715
695
478
2,560
2,540
2,414
2,274
1,604
3Q09
4Q09
1Q10
2Q10
3Q10
Commercial
Consumer

10%
23%
20%
1%
1%
19%
11%
12%
3%

29%
22%
4%
17%
10%
1%
2%
11%
4%

15%
38%
16%
2%
9%
15%
3%
1%
1%

8%
9%
19%
1%
3%
5%
12%
35%
8%

© Fifth Third Bank | All Rights Reserved
Nonperforming assets*
• NPAs of $2.1B excluding held-for-sale
• Commercial NPAs of $1.6B, down 29% from
the previous quarter
– Homebuilder/developer NPAs of
$280mm; represent 17% of total NPAs
• Consumer NPAs of $478mm, down 31% from
the previous quarter
• NPAs in held-for-sale of $699mm
C&I / Lease
$632mm, 30%
CRE
$972mm, 47%
Residential
$402mm, 19%
Other Consumer
$76mm, 4%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.
Non-performing assets ($mm)
Non-performing assets continue to improve
$3,220
$3,244
$3,129
$2,969
$2,082

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NPL Rollforward
NPL Rollforward
Commercial
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Beginning NPL Amount 1,406       1,937       2,110       2,430       2,392       2,172      1,980
New nonaccrual loans 799          544          832          602          405          310         290
Paydowns, payoffs, sales and net other activity (157)         (190)         (246)         (332)         (425)         (401)        (631)
Charge-offs (111)         (181)         (266)         (308)         (200)         (100)        (379)
Ending Commercial NPL 1,937       2,110       2,430       2,392       2,172       1,980      1,261
Consumer
Q109 Q209 Q309 Q409 Q110 Q210 Q310
Beginning NPL Amount 457          459          477          517          555          561         550
New nonaccrual loans 157          125          160          152          137          205         157
Net other activity (155)         (107)         (120)         (114)         (131)         (216)        (384)
Ending Consumer NPL 459          477          517          555          561          550         323
Total NPL 2,396       2,587       2,947       2,947       2,733       2,530      1,584
Total new nonaccrual loans 956          669          992          754          542          515         447

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

(37%) QoQ; (46%) YoY
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2.9B
$2.9B
$2.7B
$2.5B
$1.6B
517
555
561
550
323
2,430
2,392
2,172
1,980
1,261
3Q09
4Q09
1Q10
2Q10
3Q10
Commercial
Consumer

(13%) QoQ; (55%) YoY
$1,000
$800
$600
$400
$200
$0
$992
$754
$542
$510
$447
$832
$602
$405
$310
$290
$160
$152
$137
$205
$157
3Q09
4Q09
1Q10
2Q10
3Q10
Total
Commercial
Consumer

Non-performing loans
Non-performing loans ($mm)
$2.9B $2.9B
$2.7B
Non-performing loans improving with lower
severity mix; benefit of sale/transfer
$2.5B
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. More recently, FITB inflows have been lower than peers and generally in the top quartile.
FITB NPL inflows (relative to loans) vs. peers
FITB
Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MI, MTB, PNC, RF, STI, USB, and WFC
New non-performing loan flows ($mm)
NPL flows have declined significantly
$1.6B

© Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

9%
19%
19%
24%
29%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to
redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, $1.65B were on accrual status
and $175M were nonaccruals
— $1.0 billion of TDRs are current and have been on the
books 6 or more months; within that, over $700 million
of TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity declines
significantly
— We do not typically see significant defaults on current
loans once a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 1Q10 industry data cumulative through 1Q10 (starting point altered to conform with current OCC reporting)
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69
2Q08    $135
3Q08    $146
4Q08    $176
1Q09    $221
2Q09    $257
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2009 through March 2010)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage ($mm)
Freddie Mac
3Q09    $386
Current consumer TDRs (%)
4Q09    $153
$1.0
billion
2008
2009
1Q10    $156

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© Fifth Third Bank | All Rights Reserved
Strong relative credit trends
Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 net charge-offs included $800mm in NCOs related to commercial losses moved to held-for-sale; 3Q10 net charge-offs included $510mm in NCOs related to loans sold or moved to held-for-sale
FITB credit metrics were higher than peers but are now generally better than peers
NPA ratio vs. peers
0.5%
1.5%
2.5%
3.5%
4.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
FITB Peer Average
Net charge-off ratio vs. peers*
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
FITB Peer Average
Loans 90+ days delinquent % vs. peers
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
FITB Peer Average
Loans 30-89 days delinquent % vs. peers
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
FITB Peer Average
(7.5%) (HFS transfer)
3.80%
Before credit
actions
2.33%
Before credit
actions

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Strong reserve position
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION.
3Q10 coverage ratios are strong
relative to peers (2Q10)
$756
$708
$582
$434
$956
$196
$68
$8
($109)
($499)
4.69%
4.88%
4.91%
4.85%
4.20%
-2.00%
-1.00%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
3Q09 4Q09 1Q10 2Q10 3Q10
($600)
($400)
($200)
$0
$200
$400
$600
$800
$1,000
$1,200
Net Charge-offs Additional Provision Reserves
Industry leading reserve levels
Fifth Third
(3Q10)
Peer Average
(2Q10)
99%
Reserves / NPLs
202%
85%
Reserves / NPAs
153%

© Fifth Third Bank | All Rights Reserved
Updated credit loss expectations vs. SCAP scenarios
$4.1B
$5.0B
$2.8B
2010 full year
charge-off
expectations
(October 2010)
Realized credit losses have been significantly below SCAP submissions; expected to continue
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario*
(Supervisory; Mar 2009)
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.
Actual
$2.6B
Actual
$2.7B
Fifth Third
capitalized for this
level of credit losses
under SCAP (plus
surplus raised vs.
buffer)
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes
– Economic and credit market
conditions are much
improved versus those
expected in spring 2009
2010 full year charge-off
expectations (as of October 2010)
– Our current expectation is for
2010 losses to be lower than
2009
$2.9B
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
$3,750
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
$5,500
2008 2009 2010
Included $800mm
related to 4Q08
credit actions
Included $510mm
related to 3Q10
credit actions

© Fifth Third Bank | All Rights Reserved
Well-positioned for changed financial landscape
Fifth Third’s business model is driven by traditional banking activities
— Making loans, taking deposits, treasury management
— Largest bank headquartered within core Midwest footprint
— No significant business at Fifth Third impaired during crisis; core business activities not generally limited by financial reform
— Didn’t/don’t originate/sell CDOs or securitize loans on behalf of others; no mortgage securitizations outstanding (except <$150 million HELOC from 2003)
— Didn’t/don’t originate/sell subprime mortgages or Option ARMs
— De minimis market making in derivatives
— De minimis proprietary trading
— Small private equity portfolio <$100 million (holding company subsidiary)
— Low level of financial system “interconnectedness” (e.g., Fifth Third loss in Lehman bankruptcy should be less than $2 million)
— Daily VaR less than $500 thousand
While financial reform will be costly, expect financial reform to create new opportunities for banking industry through re-intermediation
Fifth Third’s businesses have performed well through the crisis, and we expect to continue capitalizing on our strong competitive position as the landscape evolves further toward our traditional strengths

21 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments <$100mm (<1% of Tier 1
capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
• LTM^ debit interchange revenue of $197mm
• LTM debit interchange $ volume: $15.3B
– Signature $11.9B, PIN $3.4B
• LTM debit interchange transaction volume:
422mm
– Signature 337mm, PIN 85mm
• Will not know what “reasonable” and “proportional” mean
until after Fed study
• Each 10 bps reduction in overall interchange rates would
represent ~$15mm revenue impact annually, before
effect of mitigation
• Additional follow-on effects on industry debit card
payments business could result from changes
Deposit
Insurance
• Current assessed base (Deposits): ~$80B
• Proposed assessed base (Assets-TE): ~$97B
• FITB percentage share of new industry assessment
base lower than its percentage share of old base (due
to lower reliance on wholesale funding)
• Don’t know assessment rates on new base
• DIF reserve target increase to 1.35% from 1.15%
– May be achieved from banks >$50B through higher
annual assessments or longer period of elevated
assessments
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated $15-20mm per quarter ($60-80mm
annualized) reduction to deposit service charges, before
effect of mitigation
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• ~280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Likely more than needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation. Please refer also to cautionary statement.
^ LTM = last twelve months

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (incl. HFS)
Average core deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios:
Tier I common equity
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Fourth quarter 2010 outlook
4Q10 Outlook
$78.9 billion
$75.2 billion
$916 million
3.70%
$827 million
$979 million
$760 million
$956 million
$3.2 billion (4.20%)
$2.1 billion (2.72%)
7.3%
12.5%
13.9%
18.3%
Relatively Flat
CD run off, transaction deposit
growth
Relatively flat
Stable
~$650mm range +/-
Relatively stable
~$580mm range +/-
< $400mm, 2% of loans
Lower
Generally stable
Organic growth
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
^ Ratios as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
3Q10 Actual
Results
Outlook as of October 21, 2010

FIFTH THIRD BANK

$5.0B
$0
$0
$0
$750
$0
$0
2010
2011
2012
2013
2014
2015
2016 on
Fifth Third Bancorp
Fifth Third Capital Trust

$500
$500
$3
$0
$0
$0
$0
2010
2011
2012
2013
2014
2015
2016 on

L-T debt 10%
Demand 17%
Equity 13%
Other liabilities 3%
Interest checking 15%
S-T borrowings 2%
Non-core deposits 6%
Consumer time 9%
Foreign office 3%
Savings/ MMDA 22%

Strong liquidity profile
Retail Brokered CD maturities: $254mm in 2010; $31mm in 2011
FHLB borrowings $2.6B
9/30 unused avail. capacity $25B ($18.7B in Fed and $5.8B in FHLB)
Holding Company cash at 9/30/10: $1.2B
—
Total Fed deposits ~$2.9B
Expected cash obligations over the next 12 months (assuming no
TARP repayment)
— $0 debt maturities
— ~$32mm common dividends
— ~$205mm preferred dividends  (~$35mm Series G, ~$170mm TARP)
— ~$365mm interest and other expenses
Cash currently sufficient to satisfy all fixed obligations* for more than
2.5 years without accessing capital markets/subsidiary dividends/asset sales
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($mm)
* Debt maturities, common and preferred dividends, interest and other expenses
S-T
wholesale
8%

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C&I/Lease
Auto/Other
CRE
Res RE

1,000
800
600
400
200
0
3Q09
4Q09
1Q10
2Q10
3Q10
C&I/Lease
Auto/Other
CRE
Res RE

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Non-performing assets and net charge-offs:
Product view*
Total NPAs
Total NCOs
* NPAs exclude loans held-for-sale.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
3Q09 4Q09 1Q10 2Q10 3Q10
NCOs on
loans sold
or moved
to held-for-
sale in
3Q10

Other SE
National
Other MW
Michigan
Florida

Other SE
National
Other MW
Michigan
Florida

© Fifth Third Bank | All Rights Reserved
-
200
400
600
800
1,000
3Q09 4Q09 1Q10 2Q10 3Q10
Total NPAs
Total NCOs
Non-performing assets and net charge-offs:
Geographic view*
* NPAs exclude loans held-for-sale.
NCOs on
loans sold
or moved
to held-for-
sale in
3Q10
-
500
1,000
1,500
2,000
2,500
3,000
3,500
3Q09 4Q09 1Q10 2Q10 3Q10

FL
6%
MI
14%
OH
19%
IN
6%
IL
14%
KY
5%
TN
3%
NC
2%
Other / National
31%

Auto Manufacturing
1%
Accomodation
2%
Construction
5%
Finance & Insurance
16%
Manufacturing
22%
Real Estate
7%
Retail Trade
3%
Auto Retailers
3%
Wholesale Trade
8%
Other
33%

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Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 35% of total loans and 25% of net charge-offs including portfolio actions
• Held for investment portfolio:
– 29% of net charge-offs
– 41% of 3Q10 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $3.0B; 3Q10
NCO ratio of 7.0%
– FL represented 4% of 3Q10 losses, 6% of loans; MI
represented 8% of losses, 14% of loans
* NPAs exclude loans held-for-sale.
# Excluding losses on loans transferred to held-for-sale in 3Q10
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10#
Balance $26,175 $25,683 $26,131 $26,008 $26,302
90+ days delinquent $256 $118 $63 $49 $28
as % of loans 0.98% 0.46% 0.24% 0.19% 0.11%
NPAs $790 $781 $788 $792 $594
as % of loans 3.02% 3.04% 3.02% 3.05% 2.26%
Net charge-offs $256 $183 $161 $104 $237 $129
as % of loans 3.70% 2.81% 2.48% 1.58% 3.57% 1.94%
C&I

FIFTH THIRD BANK

FL
12%
MI
26%
Other / National
5%
NC
6%
TN
2%
KY
4%
IL
11%
IN
6%
OH
28%

Auto Manufacturing
0%
Accomodation
4%
Construction
8%
Finance & Insurance
1%
Other
22%
Manufacturing
5%
Wholesale Trade
3%
Auto Retailers
2%
Retail Trade
4%
Real Estate
51%

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Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
# Excluding losses on loans transferred to held-for-sale in 3Q10
• Commercial mortgage loans represented 14% of total loans
and 28% of net charge-offs including portfolio actions
• Held for investment portfolio:
– 15% of net charge-offs
– Owner occupied 3Q10 NCO ratio of 1.6%, other non-
owner occupied 3Q10 NCO ratio of 2.9%
– Loans from FL/MI represented 38% of portfolio loans,
66% of portfolio losses in 3Q10
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10#
Balance $12,105 $11,803 $11,744 $11,481 $10,985
90+ days delinquent $184 $59 $44 $53 $29
as % of loans 1.52% 0.50% 0.38% 0.46% 0.26%
NPAs $968 $985 $1,002 $956 $679
as % of loans 8.00% 8.34% 8.53% 8.33% 6.19%
Net charge-offs $118 $142 $99 $78 $268 $66
as % of loans 3.82% 4.69% 3.42% 2.68% 9.34% 2.30%
Commercial mortgage

FIFTH THIRD BANK

FL
16%
MI
12%
Other /
National
9%
OH
31%
NC
6%
TN
4%
KY
4%
IL
11%
IN
7%

Accomodation
1%
Other
13%
Wholesale
Trade
1%
Auto Retailers
1%
Construction
30%
Retail Trade
1%
Finance &
insurance
0%
Manufacturing
2%
Real estate
51%

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Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
* NPAs exclude loans held-for-sale.
# Excluding losses on loans transferred to held-for-sale in 3Q10
• Commercial construction loans represented 3% of total loans and 13% of net charge-offs including portfolio actions
• Held for investment portfolio:
– 10% of net charge-offs
– Loans from FL/MI represented 29% of portfolio loans,
21% of portfolio losses in 2Q10
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10#
Balance $4,147 $3,784 $3,277 $2,965 $2,349
90+ days delinquent $168 $16 $9 $37 $5
as % of loans 4.04% 0.44% 0.28% 1.24% 0.21%
NPAs $751 $707 $569 $482 $291
as % of loans 18.11% 18.68% 17.36% 16.26% 12.40%
Net charge-offs $126 $135 $78 $43 $121 $44
as % of loans 11.56% 13.28% 8.57% 5.46% 16.58% 5.99%
Commercial construction

FIFTH THIRD BANK

FL
17%
MI
20%
Other /
National
3%
NC
11%
TN
4%
KY
3%
IL
4%
IN
8%
OH
30%

C&I
20%
Commercial
construction
30%
Commercial
mortgage
50%

© Fifth Third Bank | All Rights Reserved
Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $824mm, down 76% from peak
of $3.3B in 2Q08, represents approximately 1% of total loans and 2% of commercial loans
• Held for investment portfolio:
– $32mm of NCOs, down $16mm sequentially (52%
commercial mortgage, 43% commercial construction,
5% C&I)
– $280mm of NPAs, down $151mm sequentially (60%
commercial mortgage, 31% commercial construction,
9% C&I)
* NPAs exclude loans held-for-sale.
# Excluding losses on loans transferred to held-for-sale in 3Q10
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10#
Balance $1,846 $1,563 $1,324 $1,207 $824
90+ days delinquent $79 $19 $6 $12 $3
as % of loans 4.29% 1.19% 0.43% 1.03% 0.37%
NPAs $600 $548 $520 $431 $280
as % of loans 32.51% 35.09% 39.28% 35.68% 33.97%
Net charge-offs $108 $110 $81 $48 $127 $32
as % of loans 21.92% 26.25% 22.89% 15.01% 48.74% 12.25%
Homebuilders/developers

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Residential mortgage
1
st
liens: 100% ; weighted average LTV: 78%
Weighted average origination FICO: 731
Origination FICO distribution:  <660 10%; 660-689 7%; 690-719
11%; 720-749 14%; 750+ 32%; Other ^ 25%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 28%; 70.1-80 40%; 80.1-90
10%; 90.1-95 5%; >95% 16%
Vintage distribution: 2010 4%; 2009 6%; 2008 13%; 2007 15%;
2006 15%; 2005 24%; 2004 and prior 23%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
OH
24%
IN
6%
IL
10%
TN
2%
Other /
National
10%
FL
24%
MI
15%
KY
4%
NC
5%
^ Includes acquired loans where FICO at origination is not available
#Excluding losses on loans sold in 3Q10
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
• Residential mortgage loans represented 10% of total loans
and 21% of net charge-offs
• Held for investment portfolio:
– 18% of net charge offs
– FL portfolio 24% of residential mortgage loans driving
62% of portfolio losses
– FL lots ($210mm) running at 38% annualized loss rate
(YTD)
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10 3Q10#
Balance $8,229 $8,035 $7,918 $7,707 $7,975
90+ days delinquent $198 $189 $157 $107 $111
as % of loans 2.41% 2.35% 1.98% 1.38% 1.39%
NPAs $484 $523 $521 $549 $328
as % of loans 5.89% 6.51% 6.57% 7.12% 4.11%
Net charge-offs $92 $78 $88 $85 $204 $81
as % of loans 4.38% 3.82% 4.46% 4.35% 10.37% 4.10%
Residential mortgage

FL
3%
MI
21%
OH
24%
IN
10%
IL
12%
KY
7%
TN
2%
NC
1%
Other
20%

FL
9%
MI
21%
OH
32%
IN
9%
IL
13%
KY
8%
TN
2%
NC
5%
Other
1%

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Home equity
1
st
liens: 30%; 2
nd
liens: 70%
Weighted average origination FICO: 748
Origination FICO distribution: <660 4%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 49%; Other 11%
Average CLTV: 75% Origination CLTV distribution: <=70 39%; 70.1-
80 22%; 80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2010 2%; 2009 5%; 2008 11%; 2007 11%; 2006
16%; 2005 15%; 2004 and prior 40%
% through broker channels: 15% WA FICO: 734 brokered, 751 direct;
WA CLTV: 88% brokered; 72% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 15% of total loans and 7% of net charge-offs
Approximately 15% of portfolio in broker product driving
approximately 40% total loss
Approximately one third of Fifth Third 2
nd
liens are behind Fifth Third
1
st
liens
2005/2006 vintages represent 30% of portfolio; account for 56% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10
Balance $2,028 $1,948 $1,906 $1,838 $1,770
90+ days delinquent $38 $33 $29 $29 $26
as % of loans 1.87% 1.72% 1.53% 1.57% 1.46%
Net charge-offs $30 $34 $30 $24 $26
as % of loans 5.96% 7.02% 6.45% 5.29% 5.87%
Home equity - brokered
($ in millions) 3Q09 4Q09 1Q10 2Q10 3Q10
Balance $10,349 $10,226 $10,280 $10,149 $10,004
90+ days delinquent $66 $65 $60 $61 $61
as % of loans 0.64% 0.64% 0.58% 0.60% 0.61%
Net charge-offs $49 $48 $43 $37 $40
as % of loans 1.89% 1.85% 1.68% 1.45% 1.57%
Home equity - direct

1%
3%
1%
8%
10%
22%
6%
1%
48%

8%
2%
0%
23%
13%
20%
28%
0%
6%

1%
1%
13%
30%
34%
21%

4%
0%
1%
0%
12%
42%
32%
0%
9%

© Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
# Excluding losses on loans transferred to held-for-sale in 3Q10
NCOs #
Loans ($B)
% of
FITB
NPAs
($mm)
% of
FITB
NCOs
($mm)
% of
FITB
NCOs#
($mm)
% of
FITB
Commercial loans 1.6            6% 61 10% 37            16% 9 7%
Commercial mortgage 1.4            13% 163 24% 94            35% 23 34%
Commercial construction 0.4            16% 103 35% 28            23% 7 16%
Commercial lease 0.0            1% -            0% -           0% 1 59%
Commercial 3.4            8% 327           20% 159          25% 39 16%
Mortgage 1.9            24% 146           45% 124          61% 52 62%
Home equity 0.9            8% 6               8% 11            16% 11         16%
Auto 0.5            5% 2               9% 1             7% 1           7%
Credit card 0.1            5% 4               8% 4             10% 4           10%
Other consumer 0.0            2% 0               26% 1             11% 1           11%
Consumer 3.4            10% 158           33% 140          42% 68 33%
Total 6.8            9% 485           23% 300          31% 107 24%
Florida

2%
8%
1%
25%
21%
13%
1%
3%
26%

8%
2%
1%
31%
20%
10%
2%
2%
24%

4%
1%
3%
0%
9%
32%
2%
8%
41%

1%
5%
1%
26%
14%
15%
0%
7%
31%

© Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
# Excluding losses on loans transferred to held-for-sale in 3Q10
NCOs #
Loans ($B)
% of
FITB
NPAs
($mm)
% of
FITB
NCOs
($mm)
% of
FITB
NCOs#
($mm)
% of
FITB
Commercial loans 3.8            14% 141           24% 32            13% 20 15%
Commercial mortgage 2.9            26% 182           27% 38            14% 21 32%
Commercial construction 0.3            13% 35             12% 9             7% 2 6%
Commercial lease 0.2            6% 7               17% 0             0% 1 60%
Commercial 7.2            17% 365           23% 79            13% 44 18%
Mortgage 1.2            15% 40             12% 18            9% 10 12%
Home equity 2.5            21% 19             26% 16            25% 16 25%
Auto 1.0            9% 3               18% 2             9% 2 9%
Credit card 0.3            16% 11             20% 6             17% 6 17%
Other consumer 0.1            13% 0               13% 1             16% 1 16%
Consumer 5.0            15% 74             16% 44            13% 36 17%
Total 12.2          16% 439           21% 123          13% 79 18%
Michigan